UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1015 O’Brien Dr.

Menlo Park, CA 94025

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 31, 2023, Cyngn Inc. (the “Company”) entered into an ATM Sales Agreement (the “Sales Agreement”) with Virtu Americas LLC (the “Agent”), under which the Company may, from time to time, sell shares of the Company’s common stock having an aggregate offering price of up to $8,773,970 in “at the market” offerings through or to the Agent, as sales agent or principal. Sales of the shares of common stock, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with the Agent. The Agent will receive a commission from the Company of up to 3.0% of the gross proceeds of any shares of common stock sold under the Sales Agreement.

The Company is not obligated to sell, and the Agent is not obligated to buy or sell, any shares of common stock under the Sales Agreement. No assurance can be given that the Company will sell any shares of common stock under the Sales Agreement, or, if it does, as to the price or amount of shares of common stock that it sells or the dates when such sales will take place.

Pursuant to the terms of the Sales Agreement, the Company agreed to indemnify the Agent against certain liabilities, including under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to contribute to payments that the Agent may be required to make because of such liabilities. The Company and the Agent may each terminate the Sales Agreement as provided in the Sales Agreement.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3, including the Sales Agreement prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2023 (the “Registration Statement”), once the Registration Statement is declared effective by the SEC. A copy of the Sales Agreement is attached as Exhibit 1.1 to the Registration Statement and is incorporated herein by reference.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement.

A copy of the opinion of Sichenzia Ross Ference LLP relating to the validity of the shares of common stock that may be sold pursuant to the Sales Agreement is filed herewith as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

1.1	ATM Sales Agreement by and between Cyngn Inc. and Virtu Americas LLC, dated May 31, 2023 (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 31, 2023)

5.1	Opinion of Sichenzia Ross Ference LLP (incorporated by reference to Exhibit 5.2 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 31, 2023)

23.1	Consent of Sichenzia Ross Ference LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2023

CYNGN INC.

By:	/s/ Donald Alvarez
Donald Alvarez
Chief Financial Officer

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